Commitment and Contingencies1	3 Months Ended
Jun. 30, 2011
Commitments and Contingencies Disclosure1 [Abstract]
Commitments and Contingencies Disclosure1 [Text Block]

Note 4. Commitments and Contingencies

Our offices and laboratory facilities are leased under a lease agreement which expired in 2009. We currently lease on a month-to-month basis and are negotiating a lease extension with the landlord. As of June 30, 2011, monthly minimum rental and related payments were approximately $19,000 per month.

Pertaining to severance obligations and related costs in 2008, Paul Abramowitz, our former Chairman, President and Chief Executive Officer as an officer and director, has initiated a lawsuit against us in the Superior Court for the State of Washington alleging breach of contract in the amount of $275,000, plus interest, and willful failure to pay wages for which double damages or twice the amount of the wages allegedly withheld are sought. We are disputing these claims and have filed counterclaims against Mr. Abramowitz for breach of fiduciary duties as a director and officer, conversion, and violation of state and federal securities laws. While we have not made any payments and contest that any payment is due under our agreements with the former officer, included in accounts payable at June 30, 2011 and September 30, 2010, is $314,000, which was recognized as expense in 2008. In connection with the Abramowitz lawsuit, our former director, James Smith, has filed a cross-complaint against us for breach of contract and unpaid wages related to Mr. Smith’s past service on our board of directors. Smith has also made a claim for indemnification for the defense of the Abramowitz action, which was granted by the Court. The amount of this claim has not been determined and no amounts have been recorded for this contingency in these condensed consolidated financial statements. As of the date of this report, we are participating in court ordered mediation. In the event that no settlement is reached, the case will go to trial.

As disclosed in Note 2, we have received from the Lender a notice of default on the Note Agreement. We are aggressively pursuing resolution with the Lender in this matter. In May and July 2011, we issued notices to the Lender that we believe that, under the terms of the Note Agreement and New York State law, and given the payments made to the Lender through the issuance of our common stock, we have repaid the notes in full.

As disclosed in Note 2, we have received from the Investors a notice of default on the Agreement. We are aggressively pursuing resolution with the Investors in this matter. In May and July 2011, we issued notices to the Investors that we believe that, under the terms of the Agreement and New York State law, and given the payments made to the Investors through the issuance of our common stock, we have repaid the notes in full.

In July 2009, we entered into an agreement with Optimus Capital Partners, LLC (“Optimus”) whereby Optimus committed to purchase from us at our sole discretion, shares of our preferred stock through July 2010. We issued tranche notices requesting funds under the terms of the agreement with Optimus, but Optimus did not honor the notices. No shares were issued as no funds were received upon notices issued and the agreement has expired. In May 2010, we received a notice from Optimus alleging the firm was entitled to fees of $500,000 pertaining to the agreement. We dispute this claim and will defend our rights vigorously. No amounts have been recorded for this contingency in these condensed consolidated financial statements.

We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.